UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  October 5, 2004

ITERIS HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-10605	95-2588496
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1515 South Manchester Avenue, Anaheim, California  92802

(Address of Principal Executive Offices)        (Zip Code)

Registrant’s telephone number, including area code:  (714) 774-5000

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 4d-2(b) under the Exchange Act

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 4.01         Changes in Registrant’s Certifying Accountant.

On October 5, 2004, Iteris Holdings, Inc. (the “Company”) notified Ernst & Young LLP (“E&Y”) of its decision to dismiss E&Y.

The decision was made primarily in order to reduce the Company’s audit fees and to engage another firm as the Company’s independent registered accounting firm.  The Company appointed McGaldrey & Pullen, LLP as its new independent registered accounting firm, to perform auditing services beginning with the second quarter ended September 2004.  The Audit Committee of the Company’s Board of Directors unanimously approved such change.

The reports of E&Y on the Company’s financial statements for the years ended March 31, 2003 and 2004 did not contain any adverse opinion or disclaimer of opinion, and were not otherwise qualified as to uncertainty, audit scope or accounting principles. E&Y’s report on the Company's consolidated financial statements for the year ended March 31, 2003 contained an explanatory paragraph indicating that the consolidated financial statements have been prepared assuming the Company will continue as a going concern.

During the Company’s two most recent fiscal years and through September 30, 2004, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of E&Y would have caused them to make reference thereto in their reports on the financial statements for such years.

During the Company’s most recent two fiscal years and from April 1, 2004 through October 7, 2004, there were no “reportable events” as such term is described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934, as amended; however, the Company has been advised by E&Y that there was a lack of adequate controls related to the Company's financial statement close process that led to an excessive length of time by the Company to close its books and issue its consolidated financial statements, which was determined to be a reportable condition under the standards established by the American Institute of Certified Public Accountants.

Management has reported to the Company’s Audit Committee that this matter is not believed to be a material weakness in the Company’s internal controls.  The Company believes that the delays were largely the result of the Company’s divestiture of its other subsidiaries and related restructuring during 2003, as well as its transition to a new chief accounting officer, who previously served only as the controller of the Iteris, Inc. subsidiary.  Management is addressing this matter by instituting more formal closing procedures and is currently recruiting a financial reporting manager to supplement its accounting staff.

The Company has provided to E&Y a copy of the disclosures made in this Form 8-K prior to the filing of this Form 8-K with the Securities and Exchange Commission and has requested that E&Y furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated October 12, 2004, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01         Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibits

16.1                           Letter from Ernst & Young LLP, dated October 12, 2004, relating to the statements made in this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2004

ITERIS HOLDINGS, INC.,
a Delaware corporation

By:	/S/ GREGORY A. MINER
Gregory A. Miner
Chief Executive Officer
and Chief Financial Officer